www.ironmountain.com Supplemental Financial Information Fourth Quarter 2016 Unaudited

www.ironmountain.com Selected metric definitions are available in the Appendix Safe Harbor Statement 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2017 guidance, the expected total cost to integrate Recall Holdings Limited (“Recall”) with our company and expected synergies from the acquisition of Recall, strategic goals, and expected cost savings associated with the Transformation Initiative. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate; (viii) our ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; (ix) changes in the amount of our capital expenditures; (x) changes in the cost of our debt; (xi) the impact of alternative, more attractive investments on dividends; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xiv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xv) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO NAREIT”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

www.ironmountain.com Selected metric definitions are available in the Appendix All figures except per share and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding Table of Contents 3 Investor Relations Contacts: Faten Freiha, 617-535-8404 Director, Investor Relations faten.freiha@ironmountain.com Melissa Marsden, 617-535-8595 Senior Vice President, Investor Relations melissa.marsden@ironmountain.com Section I - Company Profile 4 Section II - Financial Highlights and Guidance 5 - 7 Section III - Operating Metrics 8 - 12 Section IV - Balance Sheets, Statements of Operations and Reconciliations 13 - 22 Section V - Storage Net Operating Income and EBITDA, and Service Business EBITDA 23 - 25 Section VI - Real Estate Metrics 26 - 31 Section VII - Debt Schedule and Capitalization 32 - 33 Section VIII - Capital Expenditures and Investments 34 - 35 Section IX - Components of Value 36 Section X - Appendix and Definitions 37 - 49

IRON MOUNTAIN®

Company Profile

Iron Mountain is a global leader in enterprise storage with a high-return, real estate-based business model, yielding annualized revenue of over $3.7 billion. The company provides storage and information management services to a high-quality, diversified customer base across numerous industries and government organizations. As of 12/31/16 Iron Mountain serves more than 230,000 customers, including approximately 95% of the Fortune 1000, and no single customer accounts for more than 1% of revenues, or 2% of volume. Iron Mountain provides storage and information management services in 45 countries on six continents, storing approximately 680 million cubic feet of records in a portfolio of more than 1,400 facilities totaling more than 85 million square feet of space. The company employs more than 24,000 people.

Iron Mountain is organized as a REIT, and its financial model is based on the recurring nature of its storage rental revenues and resulting storage net operating income (NOI). Supported by consistent storage rental revenues, the company generates predictable, low-volatility growth in key metrics such as storage NOI and AFFO. This fundamental financial characteristic provides stability through economic cycles.

Iron Mountain has the opportunity to invest capital at attractive returns both domestically and internationally. The company believes that there remains a large un-vended opportunity that can support sustained storage volumes in developed markets such as North America and high growth opportunities in emerging markets where customers are in early stages of outsourcing their storage of physical documents.

Countries Served



Diversification of Total Revenues

(For the Year Ended 12/31/2016)


Region
17%
7%
7%
68%
Mix
39%
61%
Product
14%
9%
10%
66%
North America
Europe(1)
Latin America
Asia Pacific
Storage
Service
Records Mgmt
Data Protection
Shredding
Other(2)

Strong Track Record of Storage Rental Revenue Growth


$2,143M
27-year Compound
Annual Growth Rate
16.5%
'89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

(1) Includes South Africa.
(2) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Data Center, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

4

IRON MOUNTAIN®

Financial Highlights

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Storage Rental	$457,764	$566,547	23.8%	$1,837,897	$2,142,905	16.6%
Service	294,663	367,646	24.8%	1,170,079	1,368,548	17.0%
Total Revenues	**$752,427**	**$934,193**	**24.2%**	**$3,007,976**	**$3,511,453**	**16.7%**
Gross Profit	$428,002	$517,978	21.0%	$1,717,951	$1,943,676	13.1%
Gross Margin	56.9%	55.4%	-150 bps	57.1%	55.4%	-170 bps
Gross Profit	$428,002	$517,978	21.0%	$1,717,951	$1,943,676	13.1%
Less: Recall Costs included in Cost of Sales	-	7,175	n/a	-	11,963	n/a
Adjusted Gross Profit	$428,002	$525,153	22.7%	$1,717,951	$1,955,639	13.8%
Adjusted Gross Profit Margin	56.9%	56.2%	-70 bps	57.1%	55.7%	-140 bps
Storage and Service Profit and Margin						
Storage Gross Profit	$347,882	$424,478	22.0%	1,406,990	1,605,665	14.1%
Storage Gross Margin	76.0%	74.9%	-110 bps	76.6%	74.9%	-170 bps
Service Gross Profit	$80,119	$100,675	25.7%	310,961	349,976	12.5%
Service Gross Margin	27.2%	27.4%	20 bps	26.6%	25.6%	-100 bps
Storage Net Operating Income (NOI)(1)	$375,376	$468,616	24.8%	$1,496,155	$1,759,575	17.6%
SG&A Costs	$216,968	$250,545	15.5%	$844,960	$988,332	17.0%
Less: Recall Costs Included in SG&A	$26,690	$21,897	(18.0%)	$47,014	$119,981	n/a
Adjusted SG&A Costs	$190,278	$228,648	0.0%	$797,946	$868,351	8.8%
Adjusted SG&A Margin	25.3%	24.5%	-80 bps	26.5%	24.7%	-180 bps
Income (Loss) from Continuing Operations	$5,940	$49,800	n/a	$125,203	$103,880	(17.0%)
Adjusted EBITDA(2)	$237,724	$296,505	24.7%	$920,005	$1,087,288	18.2%
Adjusted EBITDA Margin(2)	31.6%	31.7%	10 bps	30.6%	31.0%	40 bps
Reported EPS - Fully Diluted from Continuing Operations	$0.03	$0.19	n/a	$0.59	$0.41	(30.5%)
Adjusted EPS	$0.33	$0.26	(21.2%)	$1.21	$1.07	(11.6%)
Net Income (Loss)	$5,940	$49,525	n/a	$125,203	$107,233	(14.4%)
AFFO(3)	$126,229	$163,962	29.9%	$529,693	$648,451	22.4%
Ordinary Dividends per Share	$0.485	$0.550	13.4%	$1.910	$2.005	4.8%
Weighted Average Fully-diluted Shares Outstanding(4)	212,232	264,506	24.6%	212,118	247,267	16.6%

(1) Please see slide 24 for Storage Net Operating Income reconciliation.
(2) We changed the name of the Adjusted OIBDA metric to Adjusted EBITDA. The metric results in the same number as the prior metric and did not require any restatements. Please see page 15 for reconciliation.
(3) Beginning in 2017, our definition of AFFO will include revenue reduction associated with amortization of permanent withdrawal fees. Please see page 38 of the Appendix for a reconciliation to the new definition.
(4) Reflects additional 50.2mm shares of common stock issued in connection with the Recall acquisition in Q2 2016.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 5

IRON MOUNTAIN

2016 Performance vs. Guidance

Financial Performance Outlook
$MM (except per share items)

	2016 Guidance as of 11/1/2016	FY 2016 Results Actual R$	% Growth R$	FY 2016 Results Actual C$[1]	% Growth C$
Revenue	$3,450 - $3,550	$3,511	16.7%	$3,481	19.0%
Adjusted EBITDA	$1,075 - $1,110	$1,087	18.2%	$1,077	19.7%
Adjusted EPS – Fully Diluted[2]	$1.10 - $1.20	$1.07		$1.07	
FFO (Normalized)	$450 - $470	$474		$471	
FFO (Normalized) per share[2]	$1.82 - $1.90	$1.92		$1.90	
AFFO	$610 - $650	$648		$645	

	2016 Guidance as of 11/1/2016	FY 2016 Results Actual R$
Real Estate Investment[3]	$225	$196
Non-Real Estate Investment[4]	$60	$41
Real Estate and Non-Real Estate Maintenance[5]	$85	$83
Business and Acquisitions of Customer Relationships[6]	$140 - $180	$78
Total Capital Expenditures and Investments (ex dividends)	$510 - $550	$398

(1) The 2016 C$ Budget Rate was set in January 2016.
(2) Based on full year weighted average 247mm shares outstanding.
(3) Excludes $7.4mm of Recall Integration CapEx.
(4) Excludes $9.7mm of Recall Integration CapEx.
(5) Excludes $1.2mm of Recall Integration CapEx.
(6) Excludes the acquisition of Recall.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

6

IRON MOUNTAIN

2017 Guidance Summary[1]

Financial Performance Outlook
$MM (except per share items)

	2016 Actuals R$	2016 Actuals with 2017 Rate	2017 Guidance[2]	2017 % Change YOY
Revenue[3]	$3,511	$3,476	$3,750 - $3,840	8% - 10%
Adjusted EBITDA	$1,087	$1,076	$1,250 -$1,280	16% - 19%
Adjusted EPS – Fully Diluted[4]	$1.07	$1.06	$1.15 - $1.25	8% - 18%
AFFO - New Definition[5]	$669	$663	$715 - $760	8% - 15%

Note:
2017 Guidance assumes:
- Maintenance CapEx and non-real estate investment of $150-$170mm.
- Business and acquisitions of customer relationships of $160-$180mm

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.
(2) The 2017 C$ Budget rate was set in January 2017.
(3) Assumes internal storage rental revenue growth of 2.0% to 2.5%.
(4) Assumes full year weighted average shares outstanding of 265mm and 18% - 20% structural tax rate.
(5) Beginning in 2017 we will revise our AFFO definition, per the reconciliation on page 38. AFFO 2016 Actual and AFFO 2017 Guidance in this table reflect the new definition. AFFO 2017 Guidance excludes Recall related CapEx.

www.ironmountain.com Selected metric definitions are available in the Appendix 7

www.ironmountain.com Selected metric definitions are available in the Appendix Year-over-Year Revenue Growth 8 61.0% 39.0% Service Storage Rental 82.1% 17.9% Service Storage Rental FY 2016 Revenue FY 2016 Gross Profit S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n X S e c t i o n I I I S e c t i o n I I S e c t i o n I (1) Full Year 2016 results reflect corrected Q3 2016 internal growth figures. Please see page 37 in the Appendix. Revenue Growth Rates Reported 23.8% 24.8% 24.2% 16.6% 17.0% 16.7% Less: Impact of FX Rate Changes and Adjustments (1.4)% (1.7)% (1.5)% (2.1)% (2.5)% (2.2)% Constant Currency 25.2% 26.4% 25.7% 18.7% 19.4% 19.0% Less: Impact of Acquisitions and Dispositions 22.4% 27.3% 24.3% 16.3% 20.0% 17.8% Internal Growth Rate 2.9% (0.9)% 1.4% 2.3% (0.6)% 1.2% Service Revenue Total Revenue Q4 2016 Full Year 2016(1) Storage Rental Revenue Service Revenue Total Revenue Storage Rental Revenue

IRON MOUNTAIN®

Records Management Volume Growth

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

Total Iron Mountain (676 CuFt MM)


3.5%
1.6%
2.4%
5.9%
-4.4%
-2.0%
Q1-15A
2.8%
1.0%
2.3%
5.9%
-4.4%
-2.1%
Q2-15A
2.7%
1.1%
2.4%
5.7%
-4.5%
-2.1%
Q3-15A
2.3%
0.7%
2.5%
5.8%
-4.6%
-2.1%
Q4-15A
3.2%
1.6%
2.6%
5.8%
-4.8%
-2.0%
Q1-16A
27.6%
25.9%
2.6%
6.0%
-4.8%
-2.1%
Q2-16A
29.2%
27.4%
2.7%
6.2%
-4.9%
-2.2%
Q3-16A
26.3%
24.6%
2.8%
6.3%
-5.0%
-2.3%
Q4-16A

Percentage of Total Cubic Volume at 12/31/16

North America
Other International
Western Europe


13.8%
24.6%
61.7%

North America (417 CuFt MM)


1.2%
0.7%
1.7%
5.1%
-4.6%
-1.7%
Q1-15A
1.2%
0.8%
1.6%
5.1%
-4.5%
-1.8%
Q2-15A
1.1%
1.0%
1.7%
4.9%
-4.7%
-1.8%
Q3-15A
1.2%
1.0%
1.8%
5.0%
-4.8%
-1.8%
Q4-15A
0.5%
0.3%
1.8%
5.0%
-5.0%
-1.7%
Q1-16A
11.6%
11.5%
1.7%
5.1%
-5.1%
-1.6%
Q2-16A
11.8%
11.4%
1.9%
5.2%
-5.1%
-1.5%
Q3-16A
10.6%
10.5%
1.6%
5.0%
-5.1%
-1.5%
Q4-16A


13.8%
24.6%
61.7%

Business Acquisitions[(1)] | New Sales[(2)] | New Volume from Existing Customers | Destructions | Outperm/Terms

(1) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate.
(2) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins.

www.ironmountain.com

Selected metric definitions are available in the Appendix

9

IRON MOUNTAIN®

Records Management Volume Growth

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

Western European (93 CuFt MM) (1)


5.4%
1.6%
5.0%
5.6%
-4.5%
-2.3%
3.0%
0.7%
3.7%
5.4%
-4.6%
-2.1%
3.9%(1)
0.7%
4.7%
5.3%
-4.6%
-2.2%
3.1%
4.5%
5.1%
-4.4%
-2.1%
3.0%
4.4%
5.0%
-4.1%
-2.3%
37.8%
34.1%
4.8%
5.5%
-3.9%
-2.6%
49.3%
46.1%
4.4%
5.8%
-4.3%
-2.7%
48.4%
45.7%
4.9%
6.3%
-5.8%
-2.7%
Q1-15A
Q2-15A
Q3-15A
Q4-15A
Q1-16A
Q2-16A
Q3-16A
Q4-16A

Percentage of Total Cubic Volume at 12/31/16


13.8%
24.6%
61.7%

Other International (166 CuFt MM) (1)


12.9%
5.5%
4.1%
9.9%
-3.4%
-3.2%
9.6%
2.4%
4.2%
9.8%
-3.4%
-3.4%
8.4%(1)
1.4%
4.2%
9.6%
-3.6%
-3.3%
6.0%
4.0%
9.5%
-4.2%
-3.2%
14.6%
8.2%
4.5%
9.5%
-4.2%
-3.3%
87.0%
80.2%
4.8%
9.9%
-4.3%
-3.7%
86.9%
80.4%
5.2%
10.5%
-4.6%
-4.5%
75.1%
67.5%
5.9%
11.4%
-4.4%
-5.3%
Q1-15A
Q2-15A
Q3-15A
Q4-15A
Q1-16A
Q2-16A
Q3-16A
Q4-16A


13.8%
24.6%
61.7%

Business Acquisitions(1) | New Sales(2) | New Volume from Existing Customers | Destructions | Outperm/Terms

(1) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate.
(2) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins.

www.ironmountain.com
Selected metric definitions are available in the Appendix
10

IRON MOUNTAIN®

Quarterly Operating Performance

	Q4 Results		% Growth				
	Q4 2015	Q4 2016	Reported	- Impact of FX Rate Changes and Adjustments	= Constant Currency	- Impact of Acquisitions and Dispositions	= Internal Growth
NA Records and Information Management Business							
Storage Rental	$268,266	$297,463	10.9%	(0.3)%	11.2%	9.2%	1.9%
Service	174,288	207,108	18.8%	(0.1)%	18.9%	17.6%	1.3%
Total Revenues	$442,554	$504,571	14.0%	(0.2)%	14.2%	12.5%	1.7%
Adjusted EBITDA	181,041	210,463					
Adjusted EBITDA Margin	40.9%	41.7%					
NA Data Management Business							
Storage Rental	$63,734	$72,512	13.8%	1.3%	12.5%	9.5%	3.0%
Service	32,532	34,572	6.3%	(9.6)%	6.1%	12.9%	(6.9)%
Total Revenues	$96,266	$107,084	11.2%	0.9%	10.3%	10.7%	(0.3)%
Adjusted EBITDA	51,625	58,231					
Adjusted EBITDA Margin	53.6%	54.4%					
Western European Business							
Storage Rental	$59,645	$71,733	20.3%	(14.7)%	34.9%	34.1%	0.9%
Service	41,531	47,619	14.7%	(12.4)%	27.1%	35.4%	(8.3)%
Total Revenues	$101,176	$119,352	18.0%	(13.7)%	31.7%	34.6%	(2.9)%
Adjusted EBITDA	33,503	34,741					
Adjusted EBITDA Margin	33.1%	29.1%					
Other International Business							
Storage Rental	$59,288	$114,098	92.4%	0.7%	91.7%	83.4%	8.4%
Service	44,694	74,324	66.3%	(1.0)%	67.3%	65.6%	1.7%
Total Revenues	$103,982	$188,422	81.2%	(0.1)%	81.3%	75.7%	5.6%
Adjusted EBITDA	24,198	51,691					
Adjusted EBITDA Margin	23.3%	27.4%					
Corporate and Other Business							
Storage Rental	$6,831	$10,740	57.2%	0.0%	57.2%	45.2%	12.0%
Service	1,618	4,024	148.7%	0.0%	148.7%	143.1%	5.7%
Total Revenues	$8,449	$14,764	74.7%	0.0%	74.7%	64.0%	10.8%
Adjusted EBITDA	(52,643)	(58,621)					
Total							
Storage Rental	$457,764	$566,547	23.8%	(1.4)%	25.2%	22.4%	2.9%
Service	294,663	367,646	24.8%	(1.7)%	26.4%	27.3%	(0.9)%
Total Revenues	$752,427	$934,193	24.2%	(1.5)%	25.7%	24.3%	1.4%
Adjusted EBITDA	237,724	296,505					

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

11

IRON MOUNTAIN®

Full Year Operating Performance

	Full Year Results		% Growth								
	Full Year 2015	Full Year 2016	Reported	-	Impact of FX Rate Changes and Adjustments	=	Constant Currency	-	Impact of Acquisitions and Dispositions	=	Internal Growth
NA Records and Information Management Business											
Storage Rental	$1,077,305	$1,150,646	6.8%		(0.6)%		7.5%		6.5%		1.0%
Service	698,060	780,053	11.7%		(0.6)%		12.3%		11.3%		1.0%
Total Revenues	$1,775,365	$1,930,699	8.7%		(0.6)%		9.4%		8.4%		1.0%
Adjusted EBITDA	714,639	775,717									
Adjusted EBITDA Margin	40.3%	40.2%									
NA Data Management Business											
Storage Rental	$255,601	$280,114	9.6%		1.0%		8.6%		6.6%		2.0%
Service	134,885	134,060	(0.6)%		0.2%		(0.8)%		9.0%		(9.8)%
Total Revenues	$390,486	$414,174	6.1%		0.7%		5.4%		7.4%		(2.0)%
Adjusted EBITDA	203,803	228,486									
Adjusted EBITDA Margin	52.2%	55.2%									
Western European Business											
Storage Rental	$239,257	$275,659	15.2%		(8.6)%		23.8%		23.0%		0.8%
Service	158,256	178,552	12.8%		(7.6)%		20.4%		26.0%		(5.6)%
Total Revenues	$397,513	$454,211	14.3%		(8.2)%		22.5%		24.2%		(1.7)%
Adjusted EBITDA	120,649	137,506									
Adjusted EBITDA Margin	30.4%	30.3%									
Other International Business[(1)]											
Storage Rental	$245,154	$393,005	60.3%		(10.5)%		70.8%		62.3%		8.5%
Service	176,206	259,511	47.3%		(11.3)%		58.5%		53.7%		4.9%
Total Revenues	$421,360	$652,516	54.9%		(10.8)%		65.7%		58.7%		7.0%
Adjusted EBITDA	87,341	169,042									
Adjusted EBITDA Margin	20.7%	25.9%									
Corporate and Other Business											
Storage Rental	$20,580	$43,481	111.3%		0.0%		111.3%		84.4%		26.9%
Service	2,672	16,372	512.7%		0.0%		512.7%		457.1%		55.6%
Total Revenues	$23,252	$59,853	157.4%		0.0%		157.4%		127.8%		29.6%
Adjusted EBITDA	(206,427)	(223,463)									
Total[(1)]											
Storage Rental	$1,837,897	$2,142,905	16.6%		(2.1)%		18.7%		16.3%		2.3%
Service	1,170,079	1,368,548	17.0%		(2.5)%		19.4%		20.0%		(0.6)%
Total Revenues	$3,007,976	$3,511,453	16.7%		(2.2)%		19.0%		17.8%		1.2%
Adjusted EBITDA	920,005	1,087,288									

(1) Full year 2016 results reflect corrected Q3 2016 internal growth. Please see page 37 of the Appendix.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

12

IRON MOUNTAIN®

Consolidated Balance Sheets

	12/31/2015	12/31/2016
ASSETS		
Current Assets:		
Cash and Cash Equivalents	$128,381	$236,484
Accounts Receivable, Net	564,401	691,249
Other Current Assets	165,130	184,374
Total Current Assets	857,912	1,112,107
Property, Plant and Equipment:		
Property, Plant and Equipment	4,744,236	5,535,783
Less: Accumulated Depreciation	(2,247,078)	(2,452,457)
Property, Plant and Equipment, Net	2,497,158	3,083,326
Other Assets, Net:		
Goodwill	2,360,978	3,905,021
Other Non-current Assets, Net:	634,539	1,386,346
Total Other Assets, Net	2,995,517	5,291,367
Total Assets	**$6,350,587**	**$9,486,800**
LIABILITIES AND EQUITY		
Current Liabilities:		
Current Portion of Long-term Debt	$88,068	$172,975
Other Current Liabilities	753,763	873,582
Total Current Liabilities	841,831	1,046,557
Long-term Debt, Net of Current Portion	4,757,610	6,078,206
Other Long-term Liabilities[1]	222,539	425,366
Total Long-term Liabilities	4,980,149	6,503,572
Total Liabilities	**$5,821,980**	**$7,550,129**
Equity		
Total Stockholders' Equity	$508,841	$1,936,547
Noncontrolling Interests	19,766	124
Total Equity	528,607	1,936,671
Total Liabilities and Equity	**$6,350,587**	**$9,486,800**

(1) Includes redeemable noncontrolling interest of $55mm as of December, 31 2016.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 13

IRON MOUNTAIN®

Consolidated Statements of Operations

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Revenues:						
Storage Rental	$457,764	$566,547	23.8%	$1,837,897	$2,142,905	16.6%
Service	294,663	367,646	24.8%	1,170,079	1,368,548	17.0%
Total Revenues	**$752,427**	**$934,193**	**24.2%**	**$3,007,976**	**$3,511,453**	**16.7%**
Operating Expenses:						
Cost of Sales (excluding Depreciation and Amortization)[1]	324,425	416,215	28.3%	1,290,025	1,567,777	21.5%
Selling, General and Administrative[2]	216,968	250,545	15.5%	844,960	988,332	17.0%
Depreciation and Amortization	85,472	125,430	46.8%	345,464	452,326	30.9%
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	2,293	2,543	10.9%	3,000	1,412	(52.9)%
Total Operating Expenses	**629,158**	**794,733**	**26.3%**	**2,483,449**	**3,009,847**	**21.2%**
Operating Income (Loss)	**123,269**	**139,460**	**13.1%**	**524,527**	**501,606**	**(4.4%)**
Interest Expense, Net	67,751	85,434	26.1%	263,871	310,662	17.7%
Foreign Currency Transaction (Gain) / Loss	14,390	5,077	(64.7)%	70,851	20,413	(71.2)%
Debt Extinguishment Expense	25,148	0	(100.0)%	27,305	9,283	(66.0)%
Other Expense (Income), Net	(547)	2,217	n/a	434	14,604	n/a
Income (Loss) before Provision (Benefit) for Income Taxes and Gain on Sale of Real Estate	16,527	46,732	n/a	162,066	146,644	(9.5)%
Provision (Benefit) for Income Taxes	10,587	(1,213)	n/a	37,713	44,944	19.2%
Gain on Sale of Real Estate, Net of Tax	-	(1,855)	n/a	(850)	(2,180)	n/a
Income (Loss) from Continuing Operations	5,940	49,800	n/a	125,203	103,880	(17.0)%
Income (Loss) from Discontinued Operations, Net of Tax	-	(275)	n/a	-	3,353	n/a
Net Income (Loss)	5,940	49,525	n/a	125,203	107,233	(14.4)%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	235	587	n/a	1,962	2,409	22.8%
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$5,705**	**$48,938**	**n/a**	**$123,241**	**$104,824**	**(14.9)%**
Earnings (Losses) per Share - Basic:						
Income (Loss) from Continuing Operations	$0.03	$0.19	n/a	$0.59	$0.41	(30.5)%
Total Income (Loss) from Discontinued Operations	-	-	n/a	-	$0.01	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.03**	**$0.19**	**n/a**	**$0.58**	**$0.43**	**(25.9)%**
Earnings (Losses) per Share - Diluted:						
Income (Loss) from Continuing Operations	$0.03	$0.19	n/a	$0.59	$0.41	(30.5)%
Total Income (Loss) from Discontinued Operations	-	$0.00	n/a	-	$0.01	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.03**	**$0.19**	**n/a**	**$0.58**	**$0.42**	**(27.6)%**
Weighted Average Common Shares Outstanding - Basic	211,210	263,528	24.8%	210,764	246,178	16.8%
Weighted Average Common Shares Outstanding - Diluted	212,232	264,506	24.6%	212,118	247,267	16.6%

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

(1) Includes $7.2mm and $12.0mm of Recall Costs in Q4 2016 and full year 2016, respectively.
(2) Includes $26.7mm and $21.9mm of Recall Costs in Q4 2015 and Q4 2016, respectively. Also, includes $47.0mm and $120.0mm of Recall Costs in full year 2015 and full year 2016, respectively.

www.ironmountain.com Selected metric definitions are available in the Appendix 14

IRON MOUNTAIN®

Reconciliation of Income (Loss) from Continuing Operations to Adjusted EBITDA

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Income (Loss) from Continuing Operations	**$5,940**	**$49,800**	**n/a**	**$125,203**	**$103,880**	**(17.0)%**
Add:						
Interest Expense, Net	67,751	85,434	26.1%	263,871	310,662	17.7%
Provision (Benefit) for Income Taxes	10,587	(1,213)	(111.5)%	37,713	44,944	19.2%
Gain on Sale of Real Estate, Net of Tax(1)	-	(1,855)	n/a	(850)	(2,180)	n/a
Debt Extinguishment Expense	25,148	-	(100.0)%	27,305	9,283	(66.0)%
Foreign Currency Transaction Losses (Gains)(2)	14,390	5,077	(64.7)%	70,851	20,413	(71.2)%
Other Expense (Income), Net	(547)	2,217	n/a	434	14,604	n/a
Recall Costs	26,690	29,072	8.9%	47,014	131,944	n/a
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	2,293	2,543	10.9%	3,000	1,412	(52.9)%
Depreciation and Amortization	85,472	125,430	46.7%	345,464	452,326	30.9%
Adjusted EBITDA	**$237,724**	**$296,505**	**24.7%**	**$920,005**	**$1,087,288**	**18.2%**

(1) Net of tax provision of $0.2mm and $0.1mm in full year 2015 and full year 2016, respectively.
(2) Includes realized and unrealized FX (gains) losses.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
15

IRON MOUNTAIN®

Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Reported EPS - Fully Diluted from Continuing Operations[1]	$ 0.03	$ 0.19	n/a	$ 0.59	$ 0.41	(30.4)%
Add (Deduct):						
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	0.01	0.01	n/a	0.01	0.01	n/a
Income (Loss) Attributable to Noncontrolling Interests	-	-	n/a	-	0.01	n/a
Recall Costs	0.13	0.11	(15.5)%	0.22	0.53	n/a
Gain on Sale of Real Estate, Net of Tax	-	(0.01)	n/a	-	(0.01)	n/a
Other Expense (Income), Net	0.18	0.03	(84.7)%	0.46	0.18	(61.1)%
Tax Impact of Reconciling Items and Discrete Tax Items[2]	(0.02)	(0.06)	n/a	(0.07)	(0.06)	(13.2)%
Adjusted EPS - Fully Diluted from Continuing Operations	$ 0.33	$ 0.26	(21.2)%	$ 1.21	$ 1.07	(11.6)%

(1) Reflects additional 50.2mm shares of common stock issued in connection with the Recall acquisition in Q2 2016.

(2) The difference between our effective tax rate and our structural tax rate (or adjusted effective tax rate) for the three and twelve months ended December 31, 2015 and 2016, respectively, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 16.8% for both the three and twelve months ended December 31, 2015, and 18.5% for both the three and twelve months ended December, 31 2016.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
16

IRON MOUNTAIN®

Reconciliation of Net Income to FFO (Normalized) & AFFO

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Net Income	**$5,940**	**$49,525**	**n/a**	**$125,203**	**$107,233**	**(14.4)%**
Add:						
Real Estate Depreciation	44,346	61,221	38.1%	178,800	226,258	26.5%
Gain on Sale of Real Estate, Net of Tax[1]	-	(1,855)	n/a	(850)	(2,180)	n/a
FFO (NAREIT)	**$50,286**	**$108,891**	**n/a**	**$303,153**	**$331,311**	**9.3%**
Add:						
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	2,293	2,543	10.9%	3,000	1,412	(52.9)%
Foreign Currency Transaction Losses (Gains)[2]	14,390	5,077	(64.7)%	70,851	20,413	(71.2)%
Debt Extinguishment Expense	25,148	0	(100.0)%	27,305	9,283	(66.0)%
Other Expense (Income), Net	(547)	2,217	n/a	434	14,604	n/a
Deferred Income Taxes and REIT Tax Adjustments[3]	1,662	(16,908)	n/a	(5,513)	(31,944)	n/a
Loss (Income) from Discontinued Operations, Net of Tax	-	275	n/a	-	(3,353)	n/a
Recall Costs	26,690	29,072	8.9%	47,014	131,944	n/a
FFO (Normalized)	**$119,922**	**$131,169**	**9.4%**	**$446,244**	**$473,670**	**6.1%**
Add:						
Non-Real Estate Depreciation	30,376	37,308	22.8%	122,419	139,268	13.8%
Amortization Expense[4]	13,555	30,810	n/a	53,494	99,951	86.8%
Non-Cash Rent Expense (Income)	(380)	(1,077)	n/a	(3,349)	(2,086)	(37.7)%
Stock-based Compensation Expense	6,649	7,106	6.9%	27,585	28,976	5.0%
Reconciliation to Normalized Cash Taxes[5]	1,184	6,004	n/a	7,486	33,051	n/a
Less:						
Non-Real Estate Investment[6][7]	13,008	14,000	7.6%	47,964	41,269	(14.0)%
Real Estate and Non-Real Estate Maintenance CapEx[7]	32,068	33,359	4.0%	76,222	83,110	9.0%
AFFO	**$126,229**	**$163,962**	**29.9%**	**$529,693**	**$648,451**	**22.4%**
Per Share Amounts (Fully Diluted Shares)						
FFO (NAREIT)	$0.24	$0.41	70.8%	$1.43	$1.34	(6.3)%
FFO (Normalized)	$0.57	$0.50	(12.3)%	$2.10	$1.92	(8.9)%
Weighted Average Common Shares Outstanding - Basic	211,210	263,528	24.8%	210,764	246,178	16.8%
Weighted Average Common Shares Outstanding - Diluted	212,232	264,506	24.6%	212,118	247,267	16.6%

(1) Net of tax provision of $0.2mm and $0.1mm full year 2015 and full year 2016, respectively.
(2) Includes realized and unrealized FX (gains) losses.
(3) Includes the impact of the repatriation of foreign earnings and accounting method changes related to the REIT conversion (including the impact of amended tax returns); excludes normalized current cash taxes of $8,924 in Q4 2015, $15,694 in Q4 2016, $43,226 full year 2015 and $76,887 full year 2016.
(4) Reflects amortization of customer relationship intangible assets, capitalized move costs and amortization of deferred financing costs.
(5) Represents actual cash taxes less current tax provision and other one-time cash tax items.
(6) Includes $2.8mm of innovation and growth investment for Q4 2016 and $8.6mm for full year 2016.
(7) Non-Real Estate Investment CapEx excludes $3.2mm and $9.7mm, of Recall integration CapEx in Q4 2016 and full year 2016, respectively. Real Estate and Non-Real Estate Maintenance CapEx excludes $0.8mm and $1.2mm, of Recall integration CapEx in Q4 2016 and full year 2016, respectively.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
17

IRON MOUNTAIN®

Reconciliation of Cash Flow from Operations to AFFO

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Cash Flow from from Operating Activities-Continuing Operations	**221,665**	**122,263**	**(44.8)%**	**541,760**	**541,216**	**(0.1)%**
Adjust for:						
Tax on Gain from Disposition of Real Estate	-	95	n/a	209	129	(38.1)%
REIT Tax Adjustments[(1)]	(1,181)	33,411	n/a	1,960	18,424	n/a
Reconciliation to Normalized Cash Taxes[(2)]	1,184	6,004	n/a	7,486	33,051	n/a
Recall Costs	26,690	29,072	8.9%	47,014	131,944	n/a
Working Capital Adjustments[(3)]	(73,627)	21,928	n/a	43,405	60,813	40.1%
Non-Cash Rent Expense	(380)	(1,077)	n/a	(3,349)	(2,086)	(37.7%)
Non-Real Estate Investment CapEx[(4)]	(13,008)	(14,000)	7.6%	(47,964)	(41,269)	(14.0)%
Real Estate and Non-Real Estate Maintenance CapEx[(4)]	(32,068)	(33,359)	4.0%	(76,222)	(83,110)	9.0%
Other and FX[(5)]	(3,046)	(377)	(87.6)%	15,394	(10,661)	n/a
AFFO	**$126,229**	**$163,962**	**29.9%**	**$529,693**	**$648,450**	**22.4%**

(1) Includes actual cash taxes less current tax provision and other one-time cash tax items.
(2) In 2016, we revised the reconciliation of AFFO to adjust for normalized cash taxes. We have revised the 2015 reconciliation of AFFO to conform to current year presentation.
(3) Working capital adjustments in Q4 2016 are driven primarily by changes in accounts receivables, taxes, accounts payable, employee benefit-related accruals, deferred rent and deferred revenue.
(4) Non-Real Estate Investment CapEx excludes $3.2mm and $9.7mm, of Recall integration CapEx in Q4 2016 and full year 2016, respectively. Real Estate and Non-Real Estate Maintenance CapEx excludes $0.8mm and $1.2mm, of Recall integration CapEx in Q4 2016 and full year 2016, respectively.
(5) Includes Large Volume Accounts ("LVA") amortization, impairment of long-term assets and foreign currency adjustments.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 18

IRON MOUNTAIN

Revenue Growth Bridge ($mm)

Quarterly


24% Reported R$
26% C$ Normalized
$752
$12
$740
$194
$934
Q4 2015 Revenue - Reported $
FX Impact at Q4 2016 FX Rates
Q4 2015 Revenue at Q4 2016 FX Rates
IRM and REC Revenue Growth
Q4 2016 Revenue - Reported $

Full Year


17% Reported R$
19% C$ Normalized
$3,008
$67
$2,941
$570
$3,511
FY 2015 Revenue - Reported $
FX Impact at FY 2016 FX Rates
FY 2015 Revenue at FY 2016 FX Rates
IRM and REC Revenue Growth
FY 2016 Revenue - Reported $

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

19

IRON MOUNTAIN

Quarterly Normalized Adjusted EBITDA Bridge ($mm)


25% Reported R$
26% C$ Normalized
$238
$3
$1
$236
$24
$38
$297
Q4 2015 Adjusted EBITDA - Reported $
FX Impact at Q4 2016 FX Rates
Transformation Restructuring Charge
Q4 2015 Adjusted EBITDA at Q4 2016 FX Rates - Normalized
Recall Gross Synergies
REC and IRM Adjusted EBITDA Growth, Net of Divestitures
Q4 2016 Adjusted EBITDA - Reported $

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
20

Full Year Normalized Adjusted EBITDA Bridge ($mm)



18% Reported R$
20% C$ Normalized
$920
$15
$10
$915
$50
$39
$83
$1,087
FY 2015 Adjusted EBITDA - Reported $
FX Impact at FY 2016 FX Rates
Transformation Restructuring Charge
FY 2015 Adjusted EBITDA at FY 2016 FX Rates - Normalized
Transformation Benefits
Recall Gross Synergies
REC and IRM Adjusted EBITDA Growth, Net [1]
FY 2016 Adjusted EBITDA - Reported $

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

(1) Net of divestitures and impact of year-over-year decline in service gross margin.

www.ironmountain.com Selected metric definitions are available in the Appendix 21

IRON MOUNTAIN®

Normalized Adjusted EPS Bridge

Quarterly



$(0.06) Reported
Normalized Comparison
$0.33
$0.06
$0.26
$0.19
$0.18
$0.01
$0.26
Q4 2015 Adjusted EPS
Impact of Higher Share Count
Q4 2015 Adjusted EPS - Normalized
Recall Gross Synergies and Business Growth
Increase in Interest Expense and D&A
Tax Rate Increase
Q4 2016 Adjusted EPS - Reported $

Full Year



$(0.14) Reported
Normalized Comparison
$1.21
$0.17
$0.03
$1.07
$0.57
$0.52
$0.05
$1.07
FY 2015 Adjusted EPS
Impact of Higher Share Count
Transformation Restructuring Charge
FY 2015 Adjusted EPS - Normalized
Transformation Benefits Recall Gross Synergies and Business Growth
Increase in Interest Expense and D&A
Tax Rate Increase
FY 2016 Adjusted EPS - Reported $

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

22

IRON MOUNTAIN

Storage and Service Reconciliation

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Total Storage Revenue	**$457,764**	**$566,547**	**23.8%**	**$1,837,897**	**$2,142,905**	**16.6%**
Add: Permanent withdrawal fees	6,280	5,682	(9.5%)	26,030	21,784	(16.3%)
Adjusted Storage Revenue	**$464,044**	**$572,229**	**23.3%**	**$1,863,927**	**$2,164,689**	**16.1%**
Total Service Revenue	**$294,663**	**$367,646**	**24.8%**	**$1,170,079**	**$1,368,548**	**17.0%**
Less: Permanent withdrawal fees	(6,280)	(5,682)	(9.5%)	(26,030)	(21,784)	(16.3%)
Adjusted Service Revenue	**$288,383**	**$361,964**	**25.5%**	**$1,144,049**	**$1,346,764**	**17.7%**
Storage Cost of Sales (COS)						
Storage COS excluding rent	62,082	71,131	14.6%	233,807	274,913	17.6%
Storage Rent	47,800	70,938	48.4%	197,101	262,327	33.1%
Total Storage COS	**109,882**	**142,069**	**29.3%**	**430,908**	**537,240**	**24.7%**
Service Cost of Sales (COS)						
Service COS excluding rent	211,363	264,158	25.0%	850,204	1,005,863	18.3%
Service Rent	3,181	2,814	(11.5%)	8,914	12,709	42.6%
Total Service COS	**214,544**	**266,971**	**24.4%**	**859,118**	**1,018,572**	**18.6%**
Recall Cost of Sales Expenses	-	7,175	n/a	-	11,963	n/a
Total COS	**$324,426**	**$416,215**	**28.3%**	**$1,290,026**	**$1,567,777**	**21.5%**
SG&A Costs						
Storage Overhead	26,586	32,483	22.2%	133,965	130,201	(2.8%)
Service Overhead	19,631	23,161	18.0%	96,418	92,115	(4.5%)
Corporate Overhead	90,991	110,158	21.1%	353,534	407,859	15.4%
Recall Costs Included in SG&A	26,690	21,897	(18.0%)	47,014	119,981	n/a
Sales and Marketing	53,070	62,846	18.4%	214,029	238,177	11.3%
Total SG&A	**$216,968**	**$250,545**	**15.5%**	**$844,960**	**$988,332**	**17.0%**
Adjusted EBITDA						
Total Storage Adjusted EBITDA	327,576	397,678	21.4%	1,299,054	1,497,248	15.3%
Total Service Adjusted EBITDA	54,209	71,831	32.5%	188,514	236,077	25.2%
Less: Corporate Overhead and Sales and Marketing	(144,060)	(173,004)	20.1%	(567,563)	(646,036)	13.8%
Total Adjusted EBITDA	**$237,724**	**$296,505**	**24.7%**	**$920,005**	**$1,087,288**	**18.2%**

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
23

IRON MOUNTAIN

Storage Net Operating Income (NOI)

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Revenue from Storage Rental Activities						
Records Management	$358,253	$447,371	24.9%	$1,447,179	$1,686,805	16.6%
Data Protection	74,350	85,845	15.5%	298,963	329,585	10.2%
Other[1]	25,161	33,330	32.5%	91,755	126,516	37.9%
Total Storage Rental	**$457,764**	**$566,547**	**23.8%**	**$1,837,897**	**$2,142,905**	**16.6%**
Terminations/Permanent Withdraw al Fees	6,280	5,682	(9.5)%	26,030	21,784	(16.3)%
Total Revenue from Adjusted Storage Rental Activities	**$464,044**	**$572,229**	**23.3%**	**$1,863,927**	**$2,164,689**	**16.1%**
Less: Storage Rental Expenses						
Facility Costs[2]	98,404	131,529	33.7%	402,691	492,686	22.3%
Storage Rental Labor[3]	5,191	3,320	(36.1)%	7,790	15,472	98.6%
Other Storage Rental Expenses	6,286	7,220	14.9%	20,427	29,083	42.4%
Storage Cost of Sales	**109,882**	**142,069**	**29.3%**	**430,908**	**537,240**	**24.7%**
Allocated Overhead[4]	26,586	32,483	22.2%	133,965	130,201	(2.8)%
Total Storage Rental Expenses	**136,468**	**174,551**	**27.9%**	**564,873**	**667,441**	**18.2%**
Total Storage Adjusted EBITDA	**$327,576**	**$397,678**	**21.4%**	**$1,299,054**	**$1,497,248**	**15.3%**
Total Storage Adjusted EBITDA Margin	70.6%	69.5%	-110 bps	69.7%	69.2%	-50 bps
Storage Rent	47,800	70,938	48.4%	197,101	262,327	33.1%
Storage Net Operating Income	**$375,376**	**$468,616**	**24.8%**	**$1,496,155**	**$1,759,575**	**17.6%**
Storage Net Operating Income Margin	80.9%	81.9%	100 bps	80.3%	81.3%	100 bps

(1) Includes Data Center, Fine Art Storage, Consumer Storage, Technology Escrow Services, Digital Storage, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary storage revenues.
(2) Includes Rent Expense, Building Maintenance, Property Taxes, Utilities and Insurance costs.
(3) Full year 2015 Storage Rental Labor Costs reflect true-ups of accruals for incentive compensation and workers compensation claims.
(4) Refer to page 23 and Appendix for overhead allocations and definitions.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 24

IRON MOUNTAIN®

Service Business Detail

	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Service Operations Revenue by Product Line						
Records Management	$148,835	$166,056	11.6%	$597,348	$645,427	8.0%
Data Protection	40,606	42,882	5.6%	170,183	170,969	0.5%
Shredding	59,536	89,524	50.4%	238,030	322,559	35.5%
Other[1]	45,686	69,184	51.4%	164,518	229,593	39.6%
Total Service Revenue	**$294,663**	**$367,646**	**24.8%**	**$1,170,079**	**$1,368,548**	**17.0%**
Less: Terminations/Permanent Withdraw al Fees	6,280	5,682	(9.5)%	26,030	21,784	(16.3)%
Adjusted Service Revenue	**$288,384**	**$361,964**	**25.5%**	**$1,144,049**	**$1,346,764**	**17.7%**
Less: Service Expenses						
Facility Costs[2]	7,645	7,519	(1.7)%	23,191	30,010	29.4%
Service Labor	157,502	192,150	22.0%	639,292	741,053	15.9%
Other Service Expenses	49,397	67,303	36.2%	196,635	247,509	25.9%
Service Cost of Sales	**214,544**	**266,971**	**24.4%**	**859,118**	**1,018,572**	**18.6%**
Allocated Overhead[3]	19,631	23,161	18.0%	96,418	92,115	(4.5)%
Total Service Expenses	**234,175**	**290,133**	**23.9%**	**955,536**	**1,110,687**	**16.2%**
Total Service Adjusted EBITDA	**$54,209**	**$71,831**	**32.5%**	**$188,514**	**$236,077**	**25.2%**
Total Service Adjusted EBITDA Margin	18.8%	19.8%	100 bps	16.5%	17.5%	110 bps
Service Rent	3,181	2,814	(11.5)%	8,914	12,709	42.6%
Total Service Adjusted EBITDAR	**$57,389**	**$74,645**	**30.1%**	**$197,427**	**$248,785**	**26.0%**
Total Service Adjusted EBITDAR Margin	19.9%	20.6%	70 bps	17.3%	18.5%	120 bps

(1) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Data Center, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services.
(2) Includes Building Maintenance, Property Taxes, Utilities, Facility Rent and Insurance costs for shredding, imaging and other services.
(3) Refer to page 23 and Appendix for overhead allocations and definitions.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 25

IRON MOUNTAIN

Gross Book Value of Real Estate Assets

	As of 12/31/2016
Real Estate Assets	
Storage Operations	
Land	$253,002
Buildings & Building Improvements	1,668,603
Leasehold Improvements	492,676
Racking	1,729,572
Construction In Progress	44,919
Total Storage Gross Book Value	**$4,188,773**
Service Operations	
Land	$7,057
Buildings & Building Improvements	33,844
Leasehold Improvements	45,692
Racking	146,199
Construction In Progress	3,304
Total Service Gross Book Value	**$236,096**
Total Real Estate Gross Book Value	**$4,424,869**
Non-Real Estate Assets	
All Other Non-Real Estate Assets Gross Book Value[(1)]	**1,110,914**
Total PP&E Gross Book Value	**$5,535,783**

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

(1) Includes warehouse equipment, vehicles, furniture, fixtures, computer hardware and software.

www.ironmountain.com Selected metric definitions are available in the Appendix 26

IRON MOUNTAIN®

Lease Obligations[1]

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

Facility Lease Expirations

(% of total square feet subject to lease)

Assuming Exercise of All Extension Options


7.0%
4.3%
3.0%
3.0%
2.8%
3.2%
3.2%
3.7%
4.7%
3.3%
5.2%
56.5%
2017(2)
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

Weighted Average Remaining Lease Obligations (no exercise of extension options): 6.1 years

Weighted Average Remaining Lease Obligations (exercise of all extension options): 12.0 years

(1) Includes capital and operating lease obligations

(2) Reflects month to month leases and predominantly short term occupancies

www.ironmountain.com

Selected metric definitions are available in the Appendix

27

IRON MOUNTAIN®

Global Real Estate Portfolio[1]

(000s, except for number of buildings)

Top Ten Markets Owned, United States	Sq. Feet Owned
Northern New Jersey	2,099
Boston	1,428
Chicago	1,282
Dallas	1,075
Los Angeles	1,012
Houston	917
New York	825
Baltimore / Washington	777
San Francisco Bay Area	770
Philadelphia	676

Top Ten Markets Owned, International	Sq. Feet Owned
London, UK	1,102
Paris, France	807
Montreal, Canada	552
Buenos Aires, Argentina	470
Mexico City, Mexico	452
Toronto, Canada	414
Lima, Peru	302
Edinburgh, UK	289
Singapore, Singapore	274
Calgary, Canada	270

	As of 9/30/2016 Adjusted[2]					
	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	200	21,715	581	35,636	781	57,351
Europe[3]	60	3,565	304	12,164	364	15,729
Latin America	36	1,914	93	4,813	129	6,728
Asia Pacific	8	465	207	8,420	215	8,884
International	104	5,944	604	25,397	708	31,341
Total	304	27,658	1,185	61,034	1,489	88,692

	Q4 2016 Additions & Expansions					
	Owned Facilities		Leased Facilities[4]		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	1	34	3	175	4	209
Europe[3]	-	-	11	266	11	266
Latin America	-	-	1	65	1	65
Asia Pacific	2	34	17	634	19	668
International	2	34	29	965	31	999
Total	3	67	32	1,140	35	1,208

	Q4 2016 Dispositions & Move Outs					
	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	(5)	(389)	(28)	(1,070)	(33)	(1,460)
Europe[3]	(2)	(36)	(17)	(375)	(19)	(411)
Latin America	-	-	(2)	(191)	(2)	(191)
Asia Pacific	(3)	(64)	(24)	(1,579)	(27)	(1,643)
International	(5)	(100)	(43)	(2,144)	(48)	(2,245)
Total	(10)	(489)	(71)	(3,215)	(81)	(3,704)

	As of 12/31/2016					
	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	196	21,359	556	34,741	752	56,101
Europe[3]	58	3,529	298	12,055	356	15,584
Latin America	36	1,914	92	4,687	128	6,602
Asia Pacific	7	434	200	7,476	207	7,910
International	101	5,877	590	24,218	691	30,095
Total	297	27,237	1,146	58,959	1,443	86,196
Total %	20.6%	31.6%	79.4%	68.4%		

(1) Includes real estate held in joint ventures.
(2) Adjustments to previous periods due to refinements to real estate basis and reclassification of multiple adjoining facilities into single buildings.
(3) Includes South Africa.
(4) Out of the 32 leased building additions and expansions, 16 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 28

www.ironmountain.com Selected metric definitions are available in the Appendix Revenue from Rental Activities and Storage NOI per Racked Square Foot 29 (1) Includes loading docks, unracked space, office space, common areas, as well as space in service-related facilities. (2) Excludes Revenue and NOI associated with Technology Escrow Services, Fulfillment Services, Data Center, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary storage revenue. (3) Includes South Africa. Annualized Revenue from Rental Activities and Storage NOI per Racked Square Foot(2) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n ISquare Footage by Region As of December 31, 2016 North America Europe Latin America Asia Pacific Total Records Management Racked Space 41,056 11,342 4,976 4,590 61,964 Data Protection Racked Space 713 121 32 18 885 Other(1) 14,331 4,121 1,594 3,301 23,347 Total 56,101 15,584 6,602 7,910 86,196 Q4 2016 Annualized Revenue NOI North America Records Management $ per Sq Ft $28.20 $23.14 Data Protection $ per Sq Ft $359.09 $325.32 Europe(3) $33.37 $27.99 Latin America $34.46 $29.79 Asia Pacific $40.46 $34.89 Total $33.94 $28.48

www.ironmountain.com Selected metric definitions are available in the Appendix Portfolio Utilization Records Management Storage Portfolio (CuFt MM) As of 12/31/2016 2144 92 5466 131 700 600 500 400 100 0 +49.8% Total IRM +24.4% +10.1% +42.5% +152.5% 676 543 Asia PacificLatin AmericaEuropeNorth America 425 386 600 800 700 500 100 0 72 85%92% Europe 6456 86% 97% Latin America 76 Total IRM 792 736 85% 92% Asia Pacific 157144 84%91% North America 495 464 86%91% Capacity and Utilization(3) (%) 1 6 10 2 6 12 90 80 70 60 20 10 0 +27.7% +5.9% +4.8% +15.3% +3.8% Total IRM 83 Latin AmericaEurope Asia Pacific 79 North America 6461 120 110 100 90 0 10 20 80 71% 82% Asia Pacific 32 54% 85 56% 16 22 77 75% 84% 83% 84% 7 North America 75% Europe 7 Latin America 82% Total IRM 117 102 Data Protection Storage Portfolio (DPUs MM) As of 12/31/2016 (IRM Standalone) (2) (1) RM units stored includes cubic feet of storage in dedicated space leased to customers on a square foot basis; these dedicated space storage units are excluded from our RM volume growth chart on page 10. (2) DPUs do not reflect data for Recall, because Recall’s unit of measurement for tapes is not consistent with Iron Mountain’s methodology. We are in the process of converting Recall’s data to be able to report DPUs. (3) We operate our storage business to achieve a desired utilization of between 94% – 98% to attain maximum operating efficiency. (4) Includes South Africa. 30 YoY Growth in Units Stored(1) (4) (4) (4) (4) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q4 2016Q3 2016Q2 2016Q1 2016Q4 2015 Q4 2016 Total Installed Racking Cap. Q4 2016 Total Potential Building Cap.

IRON MOUNTAIN

Customer Data

Iron Mountain provides storage and information management services to more than 230,000 customers in 45 countries around the world. This high quality, diversified customer base comprising numerous industries and government organizations includes approximately 95% of the Fortune 1000. No single customer represents more than 1% of revenues, or 2% of volume, and our top 20 customers have historically represented approximately 6% of consolidated revenues. Customer retention is consistently high with annual losses limited to roughly 2% (on a volume basis), attributable to customer terminations.

North America Q4 2016 Trailing Twelve Months Revenue by Vertical


Energy
Business Services
Life Sciences
Insurance
3%
3%
2%
8%
Financial
15%
41%
Other(1)
10%
Legal
2%
Federal
18%
Healthcare

Customer Quality Metrics	Full Year 2016	Full Year 2015	Full Year 2014	Full Year 2013
Volume Retention Rate (RM Global)	92.6%	93.3%	93.7%	92.9%
Bad Debt Expense as a % of Consolidated Revenues	0.2%	0.5%	0.5%	0.4%

Turnover Expenditures (Storage Only)	Q4 2016	Full Year 2016
Sales, Marketing & Account Management	38,113	145,350
Customer Acquisition Costs(2)	9,911	50,766

(1) No single vertical within 'Other' comprises greater than 1% of North America Revenue.
(2) Customer acquisition costs include the acquisition of customer relationships and customer inducements such as move costs and permanent withdrawal fees.

www.ironmountain.com Selected metric definitions are available in the Appendix 31

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix Debt Schedule 32 $179 $494 Thereafter2026 $300 20252024 $1,000 2023 $786 2022 $673 2021 $649 2020 $1,016 2019 $1,188 2018 $247 2017 28% 72% Fixed vs. Floating Rate Debt at 12/31/16(4) Debt Maturity Schedule ($MM) Floating Rate Debt Fixed Rate Debt (1) (1) Accounts Receivable securitization. (2) Option to extend revolving credit facility to 2020, subject to conditions specified in our credit agreement. (3) Includes $16mm and $50mm of mortgage notes payable in 2020 and 2026, respectively. (4) Adjusting to include capital-lease and other international borrowings yields a ratio of 73% fixed and 27% floating. (2) Floating Rate Debt at 12/31/16 Fixed Rate Debt at 12/31/16 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X (3) (3)

IRON MOUNTAIN®

Capitalization

Senior Unsecured and Senior Subordinated Notes (as of 12/31/2016)								
Type of Note	Senior Unsecured	Senior Unsecured	Senior Subordinated	Senior Unsecured	Senior Unsecured	Senior Unsecured	Senior Unsecured	Senior Unsecured
Issuance Date	8/13/13	8/13/13	8/7/12	9/18/14	9/29/15	5/27/16	5/27/16	9/15/16
Denomination	CAD	USD	USD	GBP	USD	USD	USD	CAD
Original Principal Amount (FX Rate on Issue Date)	$193,720	$600,000	$1,000,000	$654,960	$1,000,000	$500,000	$250,000	$189,537
Exchange Rate at 12/31/2016	0.7440	1.0000	1.0000	1.2341	1.0000	1.0000	1.0000	0.7440
Principal Amount at 12/31/2016	$148,792	$600,000	$1,000,000	$493,648	$1,000,000	$500,000	$250,000	$185,990
Yield (on Issue Date)	6.125%	6.000%	5.750%	6.125%	6.000%	4.375%	5.375%	5.375%
Maturity Date	8/15/21	8/15/23	8/15/24	9/15/22	10/1/20	6/1/21	6/1/26	9/15/23
Current Call Price	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Next Call Date	8/15/17	10/15/18	8/15/17	9/15/17	10/1/17	6/1/18	6/1/21	9/15/19
Next Call Price	103.063	103.000	102.875	104.594	103.000	102.188	102.688	104.031

Senior Credit Facility (as of 12/31/2016)	
Capacity	$1,984,375
Outstanding	$1,187,923
Letters of Credit	$54,957
Remaining Capacity	$741,495
Interest Rate Spread (Prime)	1.25%
Interest Rate Spread (LIBOR)	2.25%
Weighted Average Interest Rate	2.88%
Maturity Date	7/5/19


Net Lease Adjusted Leverage Ratio
6.5
5.5
0.0
5.4x
5.6x
5.7x
12/31/2014
12/31/2015
12/31/2016

Senior Credit Facility Debt Covenant Analysis (as of 12/31/2016)		
Metric	**Limit**	**Current**
Fixed Charge Ratio	≥ 1.5x	2.4x
Net Total Lease Adjusted Leverage Ratio	≤ 6.5x	5.7x
Net Secured Lease Adjusted Leverage Ratio	≤ 4.0x	2.7x

Total Market Capitalization as of 12/31/2016	
# of Shares Outstanding	263,683
Share Price as of 12/31/2016	$32.48
Total Equity Value	$8,564,413
Total Debt, Net of Cash(1)	$6,082,632
Total Market Capitalization	**$14,647,045**
Net Debt to Total Market Capitalization	42%
Adj. EBITDA to Interest Expense	**3.5x**
Total Market Capitalization to Adjusted OIBDA	15.8x

Credit Ratings		
	S&P	**Moody's**
Corporate	**BB-**	**Ba3**
Senior Credit Facility	BB	Ba3
Senior Unsecured	**BB-**	**Ba3**
Senior Subordinated	B	B2

Total Debt Weighted Average Rates (as of 12/31/2016)	
Interest	5.2%
Maturity	5 years

(1) Total debt net of cash is calculated as current portion of long-term debt of $173mm plus long-term debt net of current portion of $6,078mm plus $68mm of deferred financing costs less cash and cash equivalents of $236mm.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

33

IRON MOUNTAIN

Capital Expenditures and Investments

Capital Expenditures[1] and Investments	Q4 2015	Q4 2016	% Change	Full Year 2015	Full Year 2016	% Change
Real Estate:						
Investment[2][3]	$65,211	$46,505	(28.7)%	$170,742	$203,778	19.3%
Maintenance	24,715	27,932	13.0%	52,826	63,543	20.3%
	$89,926	$74,437	(17.2)%	$223,568	$267,321	19.6%
Non-Real Estate:						
Investment[4]	$13,008	$17,199	32.2%	$47,964	$50,954	6.2%
Maintenance	7,353	6,207	(15.6)%	23,396	20,799	(11.1)%
	$20,361	$23,406	15.0%	$71,360	$71,753	0.6%
Total Real Estate and Non-Real Estate Capital Expenditures and Investments	$110,287	$97,843	(11.3%)	$294,928	$339,074	15.0%
Net Change in Prepaid and Accrued Capital Expenditures	(22,619)	(15,269)	(32.5%)	(4,679)	(10,471)	n/a
Total Cash Paid for Real Estate and Non-Real Estate Capital Expenditures and Investments	87,668	82,574	(5.8%)	290,249	328,603	13.2%
Business and Customer Acquisitions						
Business Acquisitions[5]	$92,039	18,427	(80.0)%	$119,856	48,678	(59.4)%
Change in Business Acquisition Accruals and Cash Acquired[5]	(6,456)	(2,765)		(6,298)	(11,502)	
Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Recall	85,583	15,662	(81.7)%	113,558	37,176	(67.3)%
Recall Acquisition Non-Cash Consideration	-	-	n/a	-	$1,835,027	n/a
Recall Acquisition Cash	-	(68)	n/a	-	254,789	n/a
Total Recall Acquisition	-	(68)	n/a	-	$2,089,816	n/a
Total Cash Paid for Acquisitions, Net of Cash Acquired	$85,583	$15,594	(81.8)%	$113,558	$291,965	n/a
Acquisition of Customer Relationships	$17,272	3,769	(78.2)%	$38,163	$28,982	(24.1)%
Customer Inducements	7,545	3,106	(58.8)%	22,500	19,205	(14.6)%
Total Acquisition of Customer Relationships and Customer Inducements	$24,817	$6,875	(72.3)%	$60,663	$48,187	(20.6)%
Change in Customer Acquisition Accruals	(4,869)	3,036	n/a	(5,552)	2,579	n/a
Total Cash Paid for Acquisition of Customer Relationships and Customer Inducements	19,948	9,911	(50.3)%	55,111	50,766	(7.9)%
Total Capital Expenditures, Investments and Acquisitions[6]	$219,598	$119,971	(45.4)%	$452,947	$2,506,550	n/a

(1) Includes Recall CapEx of $10.0mm in Q4 2016 and $18.3 full year 2016.
(2) Includes $10.9mm and $70.7mm for data centers in Q4 2016 and full year 2016, respectively.
(3) Includes Land, Buildings, Improvements, and Racking Structures.
(4) Includes $2.8mm of innovation and growth investment in Q4 2016 and $8.6mm full year 2016.
(5) Excludes amount related to Recall.
(6) Excludes accrual adjustments and customer inducements.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 34

IRON MOUNTAIN®

Investments[1]

Real Estate Investment Activity

Region	Total Expected Investment	Investment in Current Period	Investment to Date	Estimated CuFt / DPUs		Historical Average NOI/CuFt or DPU[3]	Average Stabilization Period
Racking Installations[2]							
North America	$26,177	$7,248	$18,801	8,978		$2.00	
Europe	32,752	7,018	22,821	7,692		$1.73	
Latin America	17,657	3,354	7,757	4,437		$1.51	
Asia Pacific	14,941	3,336	8,467	4,218		$1.13	
Worldwide	**$91,527**	**$20,956**	**$57,846**	**25,325**		**$1.83**	**8 - 12 months**

Region	Total Expected Investment	Investment in Current Period	Investment to Date	Total Potential CuFt / DPUs	Total Sq Ft	Historical Average NOI/CuFt or DPU[3]	Average Stabilization Period
Building Development Projects[4]							
North America[5]	$16,550	$5,323	$12,866	-	119	$2.00	
Europe	3,002	-	2,791	368	22	$1.73	
Latin America[6]	17,589	-	8,879	5,131	196	$1.51	
Asia Pacific	-	-	-	-	-	$1.13	
Worldwide	**$37,141**	**$5,323**	**$24,536**	**5,499**	**336**	**$1.83**	**24 - 36 months**

Region	Purchase Price	Total Sq Ft	Expected IRRs
2016 Building Acquisitions			
North America	$28,661	510	8%-11%
Europe	-	-	-
Latin America	-	-	-
Asia Pacific	-	-	-
Worldwide	**$28,661**	**510**	**8%-11%**

Region	Net Proceeds	Total Sq Ft
2016 Building Sales not Associated with Recall Dispositions		
North America	7,905	329
Europe	-	-
Latin America	-	-
Asia Pacific	-	-
Worldwide	**7,905**	**329**

2016 Business and Customer Acquisition and Disposition Activity

	Business Investments[7]	Business Dispositions
Purchase Price	$77,660	($135,000)
Capital Consideration	$32,729	-
Stabilized Total Expected Investment	**$110,388**	**($135,000)**
Estimated Annual Revenues	$38,578	-
Expected IRR Range	10% - 14%	-

Investment Reconciliation	Q4 Investments
Racking Installations	$20,956
Consolidation Related to Racking Installations	1,195
Building Development Projects	5,323
Total C$ Real Estate Investments	27,780
Data Centers	10,906
Other Real Estate Investment	8,545
Total FX Impact	(726)
Real Estate Investment	**$46,505**

(1) Based on 2016 C$ Budgeted FX Rates.
(2) Racking Installations exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $39.7mm, $1.2mm and $38.9mm, respectively.
(3) In USD R$. Q4 2016 has been normalized to reflect the Recall benefit and is calculated using a twelve month trailing historical average.
(4) Building Development Projects exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $1.0mm, $0.3mm and $0.3mm, respectively.
(5) North America excludes racking investments for development projects that were initiated after 1/1/2016.
(6) Includes a large Building Development Project, with a longer than average stabilization period.
(7) Excludes acquisition of Recall.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 35

IRON MOUNTAIN

Components of Value

Components	Q4 Annualized NOI
North America	
Records Management	$950,011
Data Protection	232,019
Other	70,671
Europe[1]	320,424
Latin America	144,114
Asia Pacific	157,225
Total Storge NOI	$1,874,465

	Q4 Service Adjusted EBITDAR
Service Adjusted EBITDAR[2]	$248,809
Annualized Recall Service Adjusted EBITDAR not included above[3]	24,216
Total Service Adjusted EBITDAR	$273,025

	Balance at 12/31/2016
Cahs, Cash Equivalents & Other Tangible Assets[4]	$1,112,107
Quarterly Building & Racking Investment, not reflected in NOI	$26,279
Customer Acquisition Consideration	$3,769
Less:	
Debt, Gross Book Value[5]	$6,251,181
Non-Controlling Interests	$124
Annualized Rental Expense	$295,009
Estimated Tax Liability	$34,563

(1) Includes South Africa.
(2) Trailing four quarter prior to rental expense.
(3) Annualization of four months of Recall Service EBITDAR.
(4) Includes Cash, Cash Equivalents, Restricted Cash, Accounts Receivable, Other Tangible Current Assets and Prepaid Expenses.
(5) Calculated as current portion of Long-Term Debt of $173mm plus Long-Term Debt net of current portion of $6,078mm.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 36

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 37 Q3 2016 and Q3 YTD 2016 Internal Growth During the fourth quarter of 2016, we determined that our internal revenue growth rates for the three and nine months ended September 30, 2016 were incorrectly calculated in our Other International Business segment. Approximately $4.4 million of revenue associated with the Recall Transaction was attributed to our business as it existed prior to the Recall Transaction. This incorrect calculation impacted our previously reported internal revenue growth rates for our Other International Business segment as well as our consolidated internal revenue growth rates. The corrected internal storage rental revenue, internal service revenue and internal total revenue growth rates for our Other International Business segment were 7.5%, 1.6% and 5.0%, respectively, for the three months ended September 30, 2016 and 8.5%, 5.9% and 7.4%, respectively, for the nine months ended September 30, 2016. Our corrected consolidated internal storage rental revenue, internal service revenue and internal total revenue growth rates were 2.1%, (1.3)% and 0.8%, respectively, for the three months ended September 30, 2016 and 2.1%, (0.5)% and 1.1%, respectively, for the nine months ended September 30, 2016. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

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Reconciliation of Net Income to FFO (Normalized) & AFFO New Definition

	Full Year 2015	Full Year 2016	% Change
Net Income	**$125,203**	**$107,233**	**(14.4)%**
Add:			
Real Estate Depreciation	178,800	226,258	26.5%
Gain on Sale of Real Estate, Net of Tax[(1)]	(850)	(2,180)	n/a
FFO (NAREIT)	**$303,153**	**$331,311**	**9.3%**
Add:			
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	3,000	1,412	(52.9)%
Foreign Currency Transaction Losses (Gains)[(2)]	70,851	20,413	(71.2)%
Debt Extinguishment Expense	27,305	9,283	(66.0)%
Other Expense (Income), Net	434	14,604	n/a
Tax Impact of Reconciling Items and Discrete Tax Items	(14,480)	(15,019)	3.7%
Loss (Income) from Discontinued Operations, Net of Tax	-	(3,353)	n/a
Recall Costs	47,014	131,944	n/a
FFO (Normalized)	**$437,277**	**$490,595**	**12.2%**
Add:			
Non-Real Estate Depreciation	122,419	139,268	13.8%
Amortization of Customer Relationship Intangible Assets	44,245	86,800	96.2%
Amortization of Deferred Financing Costs	9,249	13,151	42.2%
Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees	11,670	12,217	4.7%
Non-Cash Rent Expense (Income)	(3,349)	(2,086)	(37.7)%
Stock-based Compensation Expense	27,585	28,976	5.0%
Reconciliation to Normalized Cash Taxes[(3)]	16,453	16,127	n/a
Less:			
Non-Real Estate Investment[(4)]	47,964	32,696	(31.8)%
Real Estate and Non-Real Estate Maintenance CapEx[(5)]	76,222	83,110	9.0%
AFFO	**$541,363**	**$669,240**	**23.6%**
Per Share Amounts (Fully Diluted Shares)			
FFO (NAREIT)	$1.43	$1.34	(6.3)%
FFO (Normalized)	$2.06	$1.98	(3.8)%
Weighted Average Common Shares Outstanding - Basic	210,764	246,178	16.8%
Weighted Average Common Shares Outstanding - Diluted	212,118	247,267	16.6%

(1) Net of tax provision of $0.2mm and $0.1mm full year 2015 and full year 2016, respectively.
(2) Includes realized and unrealized FX (gains) losses.
(3) Represents actual cash taxes less current tax provision and other one-time cash tax items.
(4) Non-Real Estate Investment excludes innovation and growth investment of $8.6mm and Recall Non-Real Estate Investment CapEx of $9.7mm.
(5) Maintenance CapEx excludes Recall Maintenance CapEx of $1.2mm.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com Selected metric definitions are available in the Appendix 38

IRON MOUNTAIN
Appendix

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

Non-GAAP Measures

Non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the Unites States of America ("GAAP"), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP).

Adjusted Earnings Per Share, or Adjusted EPS

Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) gain on sale of real estate, net of tax; (3) intangible impairments; (4) other expense (income), net; (5) Recall Costs; (6) REIT Costs; and (7) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods.

Adjusted Funds From Operations, or AFFO

AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense of customer relationship intangible assets and deferred financing costs, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less maintenance capital expenditures and non-real estate investments, excluding Recall integration capital expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, REIT costs, Recall costs, working capital adjustments and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these costs to be growth related.

Adjusted Funds From Operations, or AFFO – New Definition

AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense of customer relationship intangible assets, deferred financing costs and permanent withdrawal fees, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less maintenance capital expenditures and non-real estate investments, excluding Recall integration capital expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, REIT costs, Recall costs, working capital adjustments and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these costs to be growth related.

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www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Non-GAAP Measures (continued) Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) loss (gain) on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) intangible impairments; (iii) other expense (income), net; (iv) gain on sale of real estate, net of tax; (v) Recall Costs; and (vi) REIT Costs. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Total Revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). 40 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Non-GAAP Measures (continued) Funds From Operations, or FFO (NAREIT), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("NAREIT") and us as net income excluding depreciation on real estate assets and gain on sale of real estate, net of tax (“FFO (NAREIT)”). FFO (NAREIT) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well- maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (NAREIT) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (NAREIT) is net income. Although NAREIT has published a definition of FFO, modifications to FFO (NAREIT) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (NAREIT) that we believe are not indicative of our core operating results, specifically: (1) loss (gain) on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) intangible impairments; (3) other expense (income), net; (4) deferred income taxes and REIT tax adjustments; (5) Recall Costs; (6) REIT Costs; (7) loss (income) from discontinued operations, net of tax; and (8) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) – New Definition Our definition of FFO (Normalized) excludes certain items included in FFO (NAREIT) that we believe are not indicative of our core operating results, specifically: (1) loss (gain) on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) intangible impairments; (3) other expense (income), net; (4) the tax impact of reconciling items and discrete tax items; (5) Recall Costs; (6) REIT Costs; (7) loss (income) from discontinued operations, net of tax; and (8) loss (gain) on sale of discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and allocated overhead tied to the service business. Terminations and permanent withdrawals are excluded from this calculations as they are included in the Storage NOI calculation. 41 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Non-GAAP Measures (continued) Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and allocated overhead tied to the storage business. Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. 42 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Definitions Average Stabilization Period – For racking projects, the stabilization period is 8 to 12 months. For new buildings it is 24 to 36 months, assuming phased racking installations over three years. For business acquisitions it is 12 to 24 months, depending on the size of the transaction. Building Development Projects – The construction of new facilities, or three-wall additions. Business Segments North American Records and Information Management Business (“RIM”) – Our North American Records and Information Management Business segment provides records and information management services, including the storage of physical records, including media such as microfilm and microfiche, master audio and videotapes, film, x-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Records Management”); Destruction; and Information Governance and Digital Solutions throughout the United States and Canada; as well as fulfillment services and technology escrow services in the United States. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; digital content repository systems to house, distribute, and archive key media assets; and storage, safeguarding and electronic or physical delivery of physical media of all types, primarily for entertainment and media industry clients throughout the United States and Canada. Western European Business – Our Western European Business segment provides records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Austria, Belgium, France, Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom (consisting of our operations in England, Northern Ireland and Scotland), as well as Information Governance and Digital Solutions in Sweden (the remainder of our business in Sweden is included in the Other International Business segment described on the following page). 43 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

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Appendix

Definitions (continued)

Other International Business – Our Other International Business segment provides records and information management services throughout the remaining European countries in which we operate, Latin America, Asia Pacific and Africa. Our European operations included in this segment provide records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout the Czech Republic, Denmark, Finland, Greece, Hungary, Norway, Poland, Romania, Russia, Serbia, Slovakia, Turkey and Ukraine; Records Management and Information Governance and Digital Solutions in Estonia, Latvia and Lithuania; and Records Management in Sweden. Our Latin America operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Argentina, Brazil, Chile, Colombia, Mexico and Peru. Our Asia Pacific operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Australia and New Zealand, with Records Management and Data Protection & Recovery also provided in certain markets in China (including Taiwan), Hong Kong-SAR, India, Malaysia, Singapore and Thailand. Our African operations provide Records Management, Data Protection & Recovery and Information Governance and Digital Solutions in South Africa.

Corporate and Other – Our Corporate and Other Business segment primarily consists of our data center and fine art storage businesses in the United States, the primary product offerings of our Adjacent Businesses operating segment, as well as costs related to executive and staff functions, including finance, human resources and information technology, which benefit the enterprise as a whole. These costs are primarily related to the general management of these functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual segments, with each segment bearing its own cost of implementation. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan.

Capacity Measures

Building Capacity – The maximum number of cubic feet of records or standard DPUs that can be stored in a given facility.

Building Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Building Capacity.

Installed Racking Capacity – The storage capacity of the racking installed in a given facility. Capacity is generally measured in cubic feet or standard DPUs.

Installed Racking Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Installed Racking Capacity.

Section I
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Section V
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Section X

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www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 45 Definitions (continued) Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Real Estate: Investment – Real estate assets that support core business growth primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures that expand our revenue capacity in existing or new geographies, replace a long-term operational obligation or create operational efficiencies, or Real Estate Investment. Maintenance – Real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of real estate assets such as buildings, building improvements, leasehold improvements and racking structures, or Real Estate Maintenance. Non-Real Estate: Investment – Non-real estate assets that either (i) support the growth of our business, and/or increase our profitability, such as customer- inventory technology systems, and technology service storage and processing capacity, or (ii) are directly related to the development of core products or services in support of our integrated value proposition and enhance our leadership position in the industry, including items such as increased feature functionality, security upgrades or system enhancements, or Non-Real Estate Investment. Maintenance – Non-real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally- developed software assets. This category also includes operational support initiatives such as sales and marketing and information technology projects to support infrastructure requirements, or Non-Real Estate Maintenance. Innovation and Growth Investment: Discretionary capital expenditures in significant new products/services in new, existing or adjacent business opportunities. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 46 Definitions (continued) Capital Expenditures and Investments (continued) Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth (C$) – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2015 results at the 2016 constant dollar budget rates. Cumulative Investment to Date – Total spend to date since project approval. Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. Destruction Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to destructions in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. DPUs – Data protection units, a unit of measurement specific to our Data Protection storage services. Estimated CuFt / DPUs – Estimated based on expected growth and consolidation, resulting from moving boxes from one facility to another. Historical Average NOI / CF or DPU – The quarterly annualized Storage NOI for a specific region (NA, Europe, Africa, Latin America, Asia Pacific) and product (Records Management or Data Protection). S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

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Appendix

Definitions (continued)

Internal Revenue Growth – Our internal revenue growth rate, which is a non-GAAP measure, represents the weighted average year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. The revenues generated by Recall have been integrated with our existing revenues and it is impracticable for us to determine actual Recall revenue contribution. Therefore, our internal revenue growth rates exclude the impact of revenues associated with the Recall Transaction based upon forecasted or budgeted Recall revenues beginning in the third quarter of 2016. Our internal revenue growth rate includes the impact of acquisitions of customer relationships.

Investment in Current Period – Spend within the quarter being reported.

Lease Adjusted Leverage Ratio – The calculation for this ratio is EBITDA plus rent expense divided by net debt including the capitalized value of lease obligations.

Net Volume Growth – New Records Management storage volume from existing customers, plus volume from new customers and volume from acquisitions, offset by volume related to destructions, permanent withdrawals and customer terminations. Quarterly percentages are calculated by dividing the trailing four quarters' total activity by the ending balance of the same prior-year period.

Non-Cash Rent Expense – Calculated as rent expense less cash paid for rent.

Permanent Withdrawal Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to permanent withdrawals in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. Permanent withdrawals occur when records are permanently removed from inventory by customers for reasons other than the customer terminating its relationship.

Racking Installations – Defined as any incremental racking spend on buildings constructed or operated prior to January 1, 2014. Racking projects are tracked from first dollar spent until completion, which is defined as when the first box is entered into storage. Racking spend on buildings constructed subsequent to January 1, 2014 is included in Building Development Projects.

Recall Costs – Operating expenditures associated with our acquisition of Recall, including operating expenditures to complete the Recall Transaction, including advisory and professional fees and costs to complete the divestments required in connection with receipt of regulatory approval and to provide transitional services required to support the divested businesses during a transition period, as well as operating expenditures to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs.

REIT Costs – Costs associated with our conversion to a REIT, excluding REIT compliance costs beginning January 1, 2014.

REIT Countries – Countries where we operate that have been converted into a qualified REIT subsidiary and taxable REIT subsidiary structure, the group includes the following: Australia, Canada, Germany, Ireland, Mexico, Netherlands, Poland, Spain, United Kingdom and the United States.

Section I
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Section V
Section VI
Section VII
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Section IX
Section X

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www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 48 Definitions (continued) Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adj. EBITDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) Tangible Assets – Includes PP&E, cash and cash equivalents, restricted cash, accounts receivable, deferred income taxes, and prepaid expenses. Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 49 Definitions (continued) Total Expected Investment – Is defined as follows: Total Expected Investment for Racking Installations – The sum of expected investments for all approved racking projects, reported on a constant dollar basis. Total Expected Investment for Building Development Projects – The sum of expected investments for all approved building projects, including the expected costs of approved racking installations, reported on a constant dollar basis. Transformation Initiative – During the third quarter of 2015, we implemented a plan that calls for certain organizational realignments to reduce our overhead costs, particularly in our developed markets, in order to optimize our selling, general and administrative cost structure and to support investments to advance our growth strategy, which is expected to be completed by the end of 2017. Volume Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X